VICTORY
ENERGY CORPORATION

(OTCQX: VYEY)







Investor Presentation

June 2014

Forward-Looking and Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words "will," "potential," "believe," "estimated," "intend," "expect," "may," "should," "anticipate," "could," "plan," "project," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Among these forward-looking statements are statements regarding EURs, estimated BOE, estimated future gross undiscounted cash flow and estimated drilling and completion costs. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, including but not limited to, changes to drilling plans and schedules by the operators of prospects, overruns in costs of operations, hazards, delays, and any other difficulties related to drilling for and producing oil or gas, the price of oil, NGLs, and gas, results of marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth, and other factors described in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and any updates to those risk factors set forth in the Company's Quarterly Reports on Form 10-Q. Further information on such assumptions, risks and uncertainties is available in the Company's other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's website at www.sec.gov, and on the Company's website at www.vyey.com.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Company Profile

VICTORY ENERGY CORPORATION

STOCK TICKER (OTCQX) [1]	VYEY
Share Price	$0.35
Market Cap	$9.6 M
Shares Outstanding	27.5 M
Shares Held By Insiders	6.5 M
Float [2]	21.0 M
Operations Summary [3]	
Proved Reserves (PV-10)	$2.4 M
Proved Reserves (PV-0)	$4.2 M
Current Liquidity [4]	>$25 M
2013 E&P Capex	~$2.0 M
2014 Estimated E&P Capex	$30.0 M
Year-over-Year Growth Rates [5]	
Mineral & Drilling Investments	81%
Proved Reserves (PV-10)	88%
Oil as a percentage of production	130%
Revenue from hydrocarbon sales	116%

Victory Energy Corporation

- High growth oil and gas E&P focused on creating shareholder value through the acquisition and development of assets in the World Class Permian Basin
- The company currently holds interests in high profile plays such as the Cline, Wolfcamp, Mississippian and Fusselman
- Victory is growing cash-flows through sustainable low-risk vertical well development
- Founded in 2008 and headquartered in Austin, Texas, with additional technical resources located in Midland, Texas

(1) As of 06/06/2014
(2) Includes 14.1 M shares held in certificate
(3) Proved reserves based on SEC case as of 1/1/2014
(4) Includes $25 million credit facility and cash on hand
(5) Based on 2013 10-K filed on March 28th, 2014

Investor Highlights

- Permian Basin (Texas), Resource Focus
- Early stage rapid-growth company
- Oil and liquid rich gas focus, growing reserves and cash flow
- Experienced management team and world-class operators
- Asset value upside (PUD) in the portfolio
- $35M in Capex access through Texas Capital Bank credit facility and Aurora Energy Partners





Business Model

- **Low-risk vertical well development on existing and acquired properties.**
  - Focus on well-known basins with break-even points below $55 per barrel of oil. [1]
  - Locate multi-well drilling opportunities that provide three or more years of drilling inventory.
  - Focus acquisitions on lower risk development opportunities that offer significant seismic and analogous well data support.
- **Targets predictable resource plays with favorable operating environments, consistent reservoir quality across multiple horizons, long-lived reserve characteristics and high drilling success rates.**
  - Permian vertical wells typically deliver greater than $2 M of proved reserve value for every $1 M of Capex spent to drill and complete a well. ("Capex multiple"). [2]
  - Return of investment capital occurs in 12-24 months.
- **Leverages both internal capabilities and key industry relationships to acquire non-operated, high-grade working interest positions in predictable, low-to-moderate risk oil and gas prospects.**
  - Target 5%-25% working interest in Permian Basin, liquids rich oil and gas prospects
  - The operator must have an established track record and a team of management, geologists, engineers and service providers who have worked together on similar plays.
  - The operator must have a significant portion of the risked working interest.
- **Through Texas Capital Bank credit facility and access to equity capital through Aurora Energy Partners, the Company has access to $35M in investment capital.**

(1) 2013 Standard & Poor's Report
(2) Based on independent third party reserve reports and 2013 and Q1 2014 sales

Established Capital Sources for Sustained Growth

VICTORY ENERGY CORPORATION

AURORA ENERGY PARTNERS

(50/50 owned by Victory and Navitus)

- Financial relationship established in October 2011
- Members include sophisticated investors & boutique private equity
- $10 M private placement now underway *(Navitus Partners)*
- Issue of VYEY warrants with each investment provides additional capital at a later date
- Investors are represented on the Victory board of directors

BANKING AND OTHER RELATIONSHIPS

- Midland banking relationship established in February 2014
- Agreement provides for $25 M credit facility for operations and acquisitions
- Allows Victory to acquire capital as needed and when deployable
- Additional relationships will be developed as needed, which could include a future VYEY institutional private equity round
- Institutional round provides basis for moving to a larger exchange

2014 Strategic Financial Deliverables

VICTORY ENERGY CORPORATION

INCREASE RESERVES

- Deploy $30 M of capital towards E&P development and acquisitions
- Create more than $60 M in proved reserves
- Target longer-life, quality prospects with improved PUD opportunity
- Expand strategic relationships and geographical reach
- Focus on Permian Basin wells with 75% or better liquid profile

IMPROVE RETURNS

- Reduce F&D costs; shift investment mix to include higher working interest projects with upside potential; focus more on oil and liquids rich gas
- Continue to drive down G&A expenses as a percent of revenue
- Achieve higher annual production rates
- Maintain optimal balance of oil vs. liquids rich gas production

MANAGE BALANCE SHEET

- Disciplined use of acquisition capital as needed and when deployable
- Short-term capital deployment focused on growing cash-flow
- Secondary capital deployment focused on upside development
- Leverage and balance private capital, equity and debt to provide additional development funds into 2015

2013 Success Validates Capex Model



Mineral & Drilling Investments
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
First Permian Acquisition
in March 2012. Spud January 2013.
$25,000
$25,000
$589,395
$488,136
$101,259
$1,212,899
$537,841
$675,058
$2,278,032
$2,196,482
$81,550
2010
2011
2012
2013
Land/Minerals
Wells



Proved Reserves (PV-10)[1]
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$981,080
$1,083,520
$1,745,320
$2,422,100
2010
2011
2012
2013

Growth Rates	2011-2013 CAGR	2012 vs 2013 Annual
Net Proved Reserves	42%	81%
Proved Reserves (PV-10)	50%	39%
Mineral & Drilling Investment	87%	88%



Net Proved (BOE)
300,000
250,000
200,000
150,000
100,000
50,000
-
118,280
123,180
137,530
248,250
2010
2011
2012
2013

(1) Proved reserves based on SEC case as of 1/1/2014

2013 Permian Oil Focus is Accelerating Results


% Revenue from Oil
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.0%
6.5%
18.0%
41.4%
2010
2011
2012
2013


Oil & Gas Revenue
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$491,558
$305,180
$326,384
$735,413
2010
2011
2012
2013

Growth Rates	2011-2013 CAGR	2012 vs 2013 Annual
Oil as a percentage of production	N/A	130%
Revenue from hydrocarbon sales	55%	125%

Why Focus on the Permian Basin?



NEW MEXICO
TEXAS
MEXICO
NORTHWESTERN SHELF
Capitan Reef
Carlsbad
CENTRAL BASIN PLATFORM
MIDLAND BASIN
EASTERN SHELF
Midland
Odessa
El Paso
DELAWARE BASIN
DIABLO PLATFORM
SOUTHERN SHELF
Marathon
VAL VERDE BASIN
OUACHITA-MARATHON OROGENIC BELT
Carbonate reef
Platforms
Basins
© 2007 Encyclopædia Britannica, Inc.

- The play is the largest oil field in the U.S. (Baker-Hughes rig count & recoverable resources).
- Predictable vertical well economics deliver break-even points at less than $55 per bbl. (Midland Basin).
- Increased use of enhanced-recovery practices has produced a substantial impact on U.S. oil production, making up 71% of all oil production in Texas and 17% of total U.S. production.
- The estimated ultimate recovery (EUR) for a Permian Basin vertical well is between 100,000 and 150,000 BOE, with horizontal wells yielding averages from 350,000 BOE to more than 600,000.
- According to industry consultants, production in the Permian Basin is estimated to grow 60% between now and 2016, reaching a total of 1.8 million barrels per day.

As Learning Curve Improves, Horizontal Activity Increases



Counties: Andrews, Borden, Crockett, Dawson, Ector, Gaines, Glasscock, Howard, Irion, Martin, Midland, Mitchell, Reagan, Schleicher, Scurry, Sterling, Tom Green and Upton
350
300
250
200
150
100
50
0
96% Vertical Rigs
68% Vertical Rigs
Vertical Rigs
32% Horizontal Rigs
4% Horizontal Rigs
Horizontal Rigs
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13

Source: Baker Hughes Rig Count November 2013

Horizontal Decision Metrics (Best Cost Curve Drives Choice)

VICTORY ENERGY CORPORATION



Low
High
Finding and Development Costs
PHASE I
Exploratory
(Defining Reservoir Parameters)
PHASE II
Research & Development
(Reasonable Certainty, Reliable Technology)
PHASE III
Exploitation & Optimization
(Consistency, Repeatability, Economically Producible)
Early Development
Geoscience
Regulatory
Horizontal
Drilling
Completion
Infrastructure Marketing
Economy of Scale
Statistical Optimization
• Deploy capital in the sweet spot
• Completion techniques for optimal EUR and lower drilling costs provide more predictable returns
• Lower cost acreage positions remain available
• Geoscience and other technical data provide solid guidance for analogous well log analysis and soil testing.
Low
Production and Ultimate Recovery Rates Improve
High

Opportunity for Secondary Development

The Permian is also attractive because it has multiple pay zones – some of which are extremely amenable to horizontal drilling *(Develop vertical now, horizontal later)*



Depth in Feet
6900
7400
7900
8400
8900
9400
9900
10400
10900
11400
SPBRY
DEAN
WC
WC_B_SHALE
LOWER_WC
CISCO/CLINE
STRAWN
ATOKA/BEND
MISS
Clear Fork
Upper Spraberry
Jo Mill
Lower Spraberry
Dean
Woldcamp A
Wolfcamp B
Wolfcamp C
Cline
Strawn
Atoka
Mississippian

- Most Permian companies have been exploiting "Wolfcamp" or "Clear Fork" plays using inexpensive vertical wells with multiple frac zones
- In some cases, these same zones are amenable to much more effective horizontal techniques (recent completions in the Wolfcamp/Spraberry have yielded IP of 500-3600 Boepd)
- Further upside still can come from successfully exploiting "behind the pipe" pay-zones such as the Mississippian or Cline using new technologies

Acquisition and Development Plan

1. Drill and complete available development well locations on current high-value properties
2. Acquire producing properties in the Midland and Central basins with
    - Over 12 months of production history
    - $125,000 to $200,000 of monthly cash-flow
    - Additional upside from proved undeveloped (PUD) drilling locations


NEW MEXICO
TEXAS
MIDLAND BASIN
DELAWARE BASIN
CENTRAL BASIN PLATFORM
EASTERN SHELF

3. Acquire additional properties with PDP valuations representing 75% or more of prospect value
4. Sell properties with limited development upside and re-deploy capital to other properties with production and three or more years of development

Lightnin' Property

Adding Value Through Disciplined Development

Acquisition & Disposition Details

- Acquired March 2012 (640 gross acres) for $480,256
- Cumulative Capex of $2,075,074
- Gross cumulative cash flows of $461,918
- Sold June 2014 for $4,021,400

- **63%** internal rate of return (IRR)


Colorado
Kansas
Arkansas
New Mexico
Oklahoma
Texas
Louisiana
Mexico
VICTORY
Lubbock
Fort Worth
Dallas
Arlington
Waco
Austin
San Antonio
Houston
Laredo

Pending Fairway Acquisition (Proved and Producing)

- Target Energy is selling a 10% WI (7.5% NRI) of its proven and producing Permian Basin asset
- The proven property is located within the "Core" Wolfberry and Fusselman acreage window of Glasscock County Texas and has significant development upside
- Purchase price of $5.9 million or $92,000 per flowing barrel has been accepted. This is a significant discount to recent Glasscock county comparables that are above $115,000.
- Current in-place development
  - 4,560 gross non-contiguous acres in the central Midland Basin of the Permian
  - 480 acres are held by production (HBP) with 5 vertical Wolfberry and 4 vertical Fusselman producers
  - Current production to the net 10% working interest is 64 BOE/PD
- The operator has identified 30 additional drilling locations on 2,400 gross acres in the Wolfberry and Fusselman with attractive IRRs - >50%
  - First 8 well locations will be drilled and completed in 2014 with individual AFE's of $1.8 - $2.1M
  - An additional 22 wells will be drilled and completed in 2015 and 2016, leaving an estimated 20 additional wells for future development
  - $6.2M additional development capital is required over next 3 years *(net the 10% working interest)*
- *Anticipated closing in mid -June*

Fairway Economic Plan & Assessment

- The company currently plans to acquire Fairway and improve the property's current cash-flow and market valuation via a three year or shorter development plan
- Utilizing an independent third-party reserve report and a development model established by the current operator, the company anticipates a significant financial return
- Total three year acquisition and development Capex of $12.1 million
  - $5.9 million purchase price
  - $6.2 million three year drilling and development plan
- Cash-flow and sale at end of three year period offers better than 60% IRR
  - Total 3 year EBITDA of $8.3 million with $3.1 million occurring in year three
  - Based on current comparable flowing barrel sales in this area ($115k - $152K), the company anticipates a late 2016 or early 2017 sale of the asset
  - EOY 2016 daily flow rate estimate of 143 BOE
    - At $115,000 per flowing barrel the sale price is $16,4 million
    - At $152,000 per flowing barrel, the sale price is $21.7 million
- That's $24.7 to $30 million cash on cash return for the $12.1 million of investment

Fairway is in the Heart of the "Tier 1" Zone



Tier 1
Tier 2
Pioneer Land
Pioneer Wolfcamp B wells
Wolfcamp B depth contour
Mabee K #1H
24-hr IP: 1,572 BOEPD
Peak 30-day avg. rate: 1,040 BOEPD
~76% oil
6,671' lateral length
4 Third-party wells
Avg. 24-hr IP: 872 BOEPD
~4,340' avg. lateral length
DL Hutt C #1H
24-hr IP: 1,693 BOEPD
Peak 30-day avg. rate: 1,402 BOEPD
~75% oil
7,380' lateral length
2 Giddings Wells
Avg. 24-hr IP: 845 BOEPD
Peak 30-day avg. rate: 669 BOEPD
~75% oil
5,300' avg. lateral length

Source: Pioneer 2013, 3Q Report

- Tier 1 is highest prospectivity acreage, as determined by several geologic properties, including:
  - Original oil in place (OOIP)
  - Kerogen content
  - Thermal maturity
  - Porosity
  - Brittle mineral fraction (fracability, low clay content)
- Geologic maps based on:
  - >70,000 logs
  - >1,400 square miles of 3-D seismic
  - >4,000 feet of core

Industry Wolfcamp B Prospectivity

- 4.8 MM risked acres (Upper B and Lower B)
- >34,000 potential well locations on 140-acre spacing
- 450 MBOE to 1 MMBOE EUR per well

~22 BBOE Resource Potential

Fairway Impact on the Company



Fairway Impact on Operations
Operating Expenses as % of Revenues
BOE/PD
200
175
150
125
100
75
50
25
0
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014



Break Even Based on Projected Oil/Gas Mix
$120
$100
$80
$60
$40
$20
$-
Revenue Per BOE
B/E Selling Price Per BOE
$72
$31
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014



% Oil vs. % Gas
100%
75%
50%
25%
0%
27% Gas
73% Oil
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
% Oil
% Gas



Fairway Impact on Quarterly Revenue
$234,887
$194,982
$536,981
$866,929
$1,216,688
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Production and economics based on May 2014 third-party reserve report

Bootleg Canyon (Proved and Producing)

Description

- Acquired April 2011 (over 5,000 acres)
- Located in Pecos County, TX
- Conventional drilling play (vertical)
- Three wells completed with seven remaining
  - 2 oil wells with EUR of 187,240 BO
  - 1 gas well flowing to sales with daily flow at 475 mcf 188,000 BOE
- 3D seismic supported
- Formation focus – Ellenberger (oil) & Connell (gas)
- Operator is V.F. Petroleum (Midland, TX)

Reserves and Production Model to 3.75% NRI

- Production estimated to occur through 2027
- Gross EUR (BO) per well 187,240 BO
- Net EUR (BO) per well 6,909 BO
- Gross EUR, ten wells 1,872,400 BO
- Net EUR, ten wells 69,090 BO
- Percent Oil 75%
- Percent Gas 25%

Vertical Well Economic Summary

- Well cost to the 100% $1.55M
- Working Interest 5%
- Net Revenue Interest 3.75%
- Well Costs to working interest $78,000
- Return on capital multiple 7.79


Colorado
Kansas
Oklahoma
Arkansas
New Mexico
Texas
Louisiana
Mexico
VICTORY

Adams Baggett Gas Field (Proved and Producing)

Description

- Acquired 2008 (180 acres)
- Located in Crockett County, TX
- High Btu natural gas production
- Nine vertical gas wells completed and on production with zero remaining locations available
- Formation focus – Canyon Sandstone (4,300-4,900')
- Operator is Cambrian Management (Midland, TX)

Reserves and Production Model to 75% NRI

• Gross EUR for the field	937.48 MMcf
• Net EUR for the field	599.80 MMcf
• Estimated Net future cash flow from proved reserves of	$1.7M

Per Well Economics

• Well cost to the 100%	$600K
• Working Interest in 7 wells	100%
o Net Revenue Interest	75%
• Working Interest in 2 wells	50%
o Net Revenue Interest	38%
• High Btu premium price to market of	28%



Colorado
Kansas
Oklahoma
Arkansas
New Mexico
Texas
Louisiana
Mexico
VICTORY

Experienced E&P Management

Kenneth Hill (CEO)

- Served as Victory's COO from Jan. 2011 – Jan. 2012.
- 21 years of professional experience, seven in E&P.
- Previously held titles of Interim CEO, VP of Operations and VP Investor Relations with another publicly traded E&P company.
- Member of the first 20 employees at Dell Inc.
- Business Management and Business Marketing Southwest Texas State University (now Texas State University). The University of Texas Graduate School of Business Executive Education program, The Aspen Institute and the Center for Creative Leadership.

Fred Smith (CFO)

- Energy Finance Executive with 36 years of proven leadership in financial and operational reporting, internal controls and SOX compliance, tax, legal and information systems.
- 20 years with Louisiana Land & Exploration Co
- 7 years experience with ConocoPhillips as a Director in upstream accounting services
- CFO roles with MagnumHunter and River Gas Corp.
- B.S. in Accounting from Univ. of New Orleans and Certified Public Accountant (CPA)

Independent Expertise and Operators

- The company also utilizes a team of third-party professionals on an as-needed basis. This team includes geologists for property evaluation, assessment and reservoir engineering resources for the analysis of current and new properties. Each independent operator utilized by the company also has their own array of targeted experts.

David McCall (General Counsel, Director)

- Over 35 years of oil and gas industry law centered on the upstream, midstream and downstream activities of major and independent oil companies.
- His expertise encompasses all aspects of oil and gas operations.
- Recognized as one of the top oil and gas attorneys in the United States.
- Member of the Bar, State of Texas: a Life Fellow, Texas Bar Association and Founding Fellow, Austin Bar Association.

Cliff Hair (VP of Land and Development)

- Over 40 years of oil and gas experience in prospect evaluation, acquisition, exploration, drilling, development and divestitures. This includes 25 years of Management and Executive level experience.
- Mr. Hair is the founder and managing member of privately held C&F Minerals LLC. He has run this privately owned company since 1985.
- Held the position of Division Land Manager for Samedan Oil Corporation (NYSE - Noble Affiliates).
- Held the position of Exec. VP for Costilla Energy Inc. (NYSE)
- BBA in Accounting at The University of Houston, member of the Permian Basin Landman's Association, the Permian Basin Oil and Gas Association and serves on the Board of Director's for Habitat for Humanity Permian Basin.

Investment Summary

- Proven management team with over 150 years of combined oil and gas experience
- Predictable IRRs offered by the largest resource play in the U.S. (Permian Basin)
- Access to proved producing properties and development project deal flow
- Strong balance sheet – excellent capital liquidity
    - Low cost capital source via $25 M bank credit facility
    - $10 M private placement through the Aurora partnership is underway
    - Improving cash-flow and proved reserves from near-term acquisitions
- Ground-floor entry into fast growing publicly traded company
    - 2013 revenue from hydrocarbon sales up 125% vs. EOY 2012
    - 2013 proved reserves (PV-10) value up 39%+ vs. EOY 2012
    - 2013 oil as a percent of production up 130% vs. EOY 2012
    - Recent addition of new capital will accelerate future growth
- The opportunity pipeline and new technology deployment has combined to deliver lower F&D costs; higher volumes, longer life assets, incremental revenue and higher EBITDA

Contacts

Victory Energy Corporation

Kenneth Hill, CEO
Email: Kenny@vyey.com
Phone: (512) 347-7300
www.vyey.com



Investor Relations

Derek Gradwell
Senior Vice President, Natural Resources – MZ North America
Main: 212-301-7130
Direct: 512-270-6990
Email: dgradwell@mzgroup.us
www.mzgroup.us